EXHIBIT 32


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                         AND PRINCIPAL FINANCIAL OFFICER
                          ZYNEX MEDICAL HOLDINGS, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350


     I hereby certify that, to the best of my knowledge, the Annual Report on Form 10-QSB of Zynex Medical Holdings, Inc. for the quarter ending June 30, 2004:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Zynex Medical Holdings, Inc.


Dated:  August 12, 2004




/s/ Thomas Sandgaard
Thomas Sandgaard
Chief Executive Officer and
Principal Financial Officer



A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Zynex Medical Holdings, Inc. and will be retained by Zynex Medical Holdings, Inc. and furnished to the Securities and Exchange Commission upon request.